UNITED STATES
SECURITES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-3150

BMC FUND, INC.
(Exact name of registrant as specified in charter)

800 GOLFVIEW PARK (P. O. BOX 500)
LENOIR, NC 28645
(Address of principal executive offices) (Zip code)

CAROL FRYE
BMC FUND, INC.
P. O. BOX 500
LENOIR, NC 28645
(Name and address of agent for service)

Registrant's telephone number including area code: 828-758-6100

Date of fiscal year end: October 31, 2006

Date of reporting period: October 31, 2006

Item 1. Report to Stockholders.

BMC FUND, INC.

FINANCIAL STATEMENTS AND

SUPPLEMENTARY INFORMATION

Year Ended October 31, 2006

BMC FUND, INC.

BMC FUND, INC.
DIRECTORS AND OFFICERS

DIRECTORS

James T. Broyhill	Winston-Salem, North Carolina
Paul H. Broyhill	Lenoir, North Carolina
William E. Cooper	Dallas, Texas
Jan E. Gordon	Palm Harbor, Florida
Allene B. Heilman	Clearwater, Florida
Gene A. Hoots	Charlotte, North Carolina
Brent B. Kincaid	Lenoir, North Carolina
Michael G. Landry	Fort Lauderdale, Florida
John S. Little	Naples, Florida
L. Glenn Orr, Jr.	Winston-Salem, North Carolina

OFFICERS

Paul H. Broyhill	President
M. Hunt Broyhill	Vice President
Boyd C. Wilson, Jr.	Vice President and Chief Financial Officer
Michael G. Landry	Vice President and Chief Investment Officer
Gene Hendricks	Vice President and Chief Compliance Officer
Carol Frye	Secretary and Treasurer

TO OUR SHAREHOLDERS: MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

We are happy to present to you our report for the year ended October 31, 2006, which we believe contains complete and pertinent financial information.

Over the course of the fiscal year ending October 31, 2006, the combined BMC Fund, Inc. (the “Fund”) portfolio appreciated 14.08% compared to a 12.71% return for the previous fiscal year. For the latest fiscal year, earnings including unrealized gains were $17,187,361.

In achieving these results, the Fund’s managers continued to emphasize investments in U.S. common stocks and mutual funds with a concentration in international holdings. As well, active management of the fixed income portfolio resulted in well timed purchases which led to exceptionally high relative returns.

In terms of individual stock selection, the Fund’s returns were positively impacted by a shift in the portfolio toward higher quality and larger capitalization companies. This resulted in above average concentrations in well performing consumer stocks such as McDonalds and Kroger. On the negative side, several of our technology picks such as Rambus held back returns.

The past year will be seen as a transition to slower growth. Concern over a cooling of the U.S. economy led to a significant drop in commodity prices. The CRB Index, which tracks commodity prices, is off from a high in early May of $365 to a current price of $310. The price of a barrel of oil fell even more dramatically. From highs of just over $80, the price of a barrel of Texas Crude dropped to current levels of about $61.

Over this period, the U.S. housing bubble burst. Up to September 30, the index of house prices rose by 7.7%, the smallest year-on-year increase for three years. What’s more, inventories of new homes are now 40% above their historical norm. This trend will likely continue until mortgage interest rates decline, as the Fed is expected to lower rates sometime next year in the face of a soft economy. In fact, there is strong evidence that home builders faced with large inventories of houses have already made healthy cuts in home prices which should entice buyers back and stabilize the market.

The correction in the housing sector will mean a slowdown in consumer spending and the general level of corporate profits. For many U.S. businesses such an environment will be difficult and their stock prices will suffer. However, the same slow growth conditions make companies with a record of sustainable growth very attractive as stock purchases. In this connection we will be looking to buy large multinational companies that have strong revenue growth achieved globally through exposure to emerging markets, or domestically through high margin luxury products less affected by a slowdown in the U.S. economy.

We believe energy demands will continue to grow, in particular in India and China. Long term this makes oil stocks a good place to be. To find real value in this sector, we will have to look beyond the integrated companies which may not do as well over the medium term, given years of under investment and the prospect of higher operating costs and taxes imposed by opportunistic politicians. In any case, we will be looking to recent softness in energy related stocks as a buying opportunity to once again increase our exposure to the sector.

A soft landing is most likely with the Fed leaving rates close to current levels. It is important to note that to a certain extent fixed income markets have already discounted a slowdown in economic growth. While we may see rallies in the near term reflecting disappointing Christmas season retail sales, it is our belief that the soft landing prognosis places a cap on the potential for any significant rise in the general level of bond prices.

Given that we expect lower stock market returns for the medium term, we will be increasing the fixed income component and lowering the equity exposure. Rather than speculating in the domestic bond market, we will be looking to fixed income investments such as cash, lower duration U.S. bonds and bond proxies such as hedge funds. Our goal for fixed income investment in this period of slower growth and higher stock market volatility will be to lower overall portfolio risk and obtain satisfactory levels of real current income. Also, for diversification purposes, we will continue to add foreign bond exposure from areas where we expect currencies to appreciate versus the U.S. dollar.

Our overall investment strategy is to remain well diversified and flexible. Most important, every decision should be made with an eye to investment rather than to speculation.

During the year ended October 31, 2006, the Fund paid the following dividends per share:

December 10, 2005 to shareholders of record November 25, 2005	$2.03
March 10, 2006 to shareholders of record February 25, 2006	.25
June 10, 2006 to shareholders of record May 25, 2006	.25
September 10, 2006 to shareholders of record August 25, 2006	.25

Total	$2.78

The Fund paid a dividend of $1.55 per share on December 10, 2006 to shareholders of record November 25, 2006.

Schedule I is a listing of the entire Fund’s diversified securities at October 31, 2006 with a total market value of $145,509,693.

Paul H. Broyhill, President

M. Hunt Broyhill, Vice President

Michael G. Landry, Vice President

FEDERAL INCOME TAX INFORMATION

We are required by the Internal Revenue Code to advise you within 60 days of the Fund’s fiscal year end (October 31, 2006) as to the federal tax status of dividends paid by the Fund during such fiscal year. Accordingly, we are advising you that during the year ended October 31, 2006, the Fund paid distributions to its shareholders totaling $2.78 per share, comprised of $1.26 per share ordinary income and short term capital gains which are taxable as ordinary income, and $1.52 per share long term capital gains which are taxable as such. The shareholders are furnished a Form 1099 in January of each year, which details the federal tax status of dividends paid by the Fund during the calendar year. There were no undistributed capital gains during the fiscal year.

SUPPLEMENTAL INFORMATION

Paul H. Broyhill, President, Michael G. Landry, Vice President and Chief Investment Officer, M. Hunt Broyhill, Vice President, Christopher R. Pavese, CFA, Managing Director, and Dan J. Wakin, Managing Director - Alternative Investments, are primarily responsible for the day-to-day management of the Company’s portfolio. Mr. Paul Broyhill has had such responsibility since the inception of the Fund. Messrs. Landry and Hunt Broyhill have had such responsibility since 2001. Messrs. Landry and Hunt Broyhill have been engaged in asset management for various institutions and high net worth individuals for more than five years. Prior to joining the Company on March 1, 2005, Mr. Pavese was a Vice President and Portfolio Manager at JP Morgan Private Bank from January 1999 until February 2005. At JP Morgan, Mr. Pavese was engaged in asset management, portfolio strategy, and asset allocation for high net worth individuals, personal trusts, endowments and foundations. Mr. Wakin has had such responsibility since February 2006, and has served the Fund in other capacities since 1995.

SUPPLEMENTAL PROXY INFORMATION
2006 ANNUAL MEETING OF SHAREHOLDERS

The Annual Meeting of Shareholders of BMC Fund, Inc. was held on February 25, 2006 at The Hyatt Regency, Bonita Springs, Florida. The meeting was held for the following purposes:

1.	To elect the following 11 directors to serve as follows:

Director	Term	Expiring
James T. Broyhill	1 year	2007
Paul H. Broyhill	1 year	2007
William E. Cooper	1 year	2007
Lawrence Z. Crockett	1 year	2007
Jan E. Gordon	1 year	2007
Allene B. Heilman	1 year	2007
Gene A. Hoots	1 year	2007
Brent B. Kincaid	1 year	2007
Michael G. Landry	1 year	2007
John S. Little	1 year	2007
L. Glenn Orr, Jr.	1 year	2007

2.	To vote upon such other business as may come before the meeting.

The results of the proxy solicitation on the above matters were as follows:

		Votes	Votes	Votes
	Director	For	Against	Withheld	Abstentions

1.	James T. Broyhill	4,872,969	-	60,312	-
	Paul H. Broyhill	4,872,969	-	60,312	-
	William E. Cooper	4,872,969	-	60,312	-
	Lawrence Z. Crockett*	4,872,969	-	60,312	-
	Jan E. Gordon	4,703,910	169,059	60,312	-
	Allene B. Heilman	4,872,969	-	60,312	-
	Gene A. Hoots	4,872,969	-	60,312	-
	Brent B. Kincaid	4,872,969	-	60,312	-
	Michael G. Landry	4,872,969	-	60,312	-
	John S. Little	4,872,969	-	60,312	-
	L. Glenn Orr, Jr.	4,872,969	-	60,312	-

*Mr. Crockett passed away prior to the meeting of shareholders.

2.	There was no other business voted upon at the Annual Meeting of Shareholders.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and
Shareholders of BMC Fund, Inc.

We have audited the accompanying statement of assets and liabilities of the BMC Fund, Inc. (the “Company”), including the schedules of investments, as of October 31, 2006 and the related statement of operations for the year then ended, the statements of changes in net assets for the years ended October 31, 2006 and 2005, and the financial highlights for the years ended October 31, 2006, 2005, 2004, and 2003, and the seven months ended October 31, 2002 and the years ended March 31, 2002 and 2001. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the four years in the period ended March 31, 2000 were audited by other auditors whose report dated May 19, 2000 expressed an unqualified opinion on the financial highlights for those four years.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2006 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of BMC Fund, Inc. as of October 31, 2006, the results of its operations for the year then ended, the changes in its net assets for the years ended October 31, 2006 and 2005, and the financial highlights for the years ended October 31, 2006, 2005, 2004, 2003, and the seven months ended October 31, 2002 and three years ended March 31, 2002 and 2001, in conformity with accounting principles generally accepted in the United States of America.

Charlotte, North Carolina
December 19, 2006

BMC FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
October 31, 2006

ASSETS AT MARKET VALUE:
Investment securities (cost - $117,980,205)	$145,509,693
Investments in affiliates - wholly owned subsidiaries (equity value $18,229,865)	16,418,863
Cash and short-term investments	1,946,479
Receivables - accrued interest and dividends	91,421
Receivable from broker	1,563,749
Receivable from hedge fund liquidation	9,515
Other assets	36,147

Total assets	165,575,867

LIABILITIES:
Accounts payable and accrued expenses	75,929

Total liabilities	75,929

NET ASSETS AT OCTOBER 31, 2006 - EQUIVALENT TO $33.55 PER
SHARE ON 4,933,281 SHARES OF COMMON STOCK OUTSTANDING	$165,499,938

SUMMARY OF SHAREHOLDERS' EQUITY:
Common stock, par value $5.00 per share - authorized 70,000,000 shares;
outstanding, 4,933,281 shares	$24,666,405
Retained earnings prior to becoming investment company	92,939,370
Undistributed net investment income	16,980,963
Undistributed nontaxable gain	5,194,714
Unrealized appreciation of investments	25,718,486

NET ASSETS APPLICABLE TO COMMON STOCK OUTSTANDING	$165,499,938

See accompanying notes to financial statements.

BMC FUND, INC.
STATEMENT OF OPERATIONS
Year Ended October 31, 2006

INVESTMENT INCOME:
Income:
Interest - fixed income	$290,061
Other interest and dividends	3,796,137
Equity in earnings of wholly-owned subsidiaries	2,336,418

Total income	6,422,616

Expenses:
Legal and professional fees	44,986
Directors' fees (Note 3)	55,250
Interest expense	94,986
Bank service charges	1,890
Investment expense	86,256
Salaries	601,002
Property and liability insurance	65,673
Depreciation expense	2,612
Taxes and licenses	92,132
Rent	14,100
Office supplies and expense	48,417
Dues and subscriptions	23,536
Travel and entertainment	63,069

Total expenses	1,193,909

Investment income, net	5,228,707

REALIZED AND UNREALIZED GAINS ON INVESTMENTS:
Realized gains from investment securities sold	10,022,572
Change in unrealized appreciation of investments for the year	1,936,082

Net gain on investments	11,958,654

NET INCREASE IN NET ASSETS RESULTING
FROM OPERATIONS	$17,187,361

See accompanying notes to financial statements.

BMC FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS
Years Ended October 31, 2006 and 2005

	2006	2005

INCREASE IN NET ASSETS FROM OPERATIONS:
Investment income, net	$5,228,707	$4,366,369
Realized gains from investment securities sold	10,022,572	8,849,878
Change in unrealized appreciation of investments
for the year	1,936,082	3,390,379

Net increase in net assets resulting
from operations	17,187,361	16,606,626

Distributions to shareholders from:
Net realized gain on investment securities	(11,669,860)	(7,202,590)
Net investment income	(2,044,661)	-

TOTAL INCREASE IN NET ASSETS	3,472,840	9,404,036

NET ASSETS AT BEGINNING OF YEAR	162,027,098	152,623,062

NET ASSETS AT END OF YEAR (Including
undistributed net investment income:
10/31/06 - $16,980,963; 10/31/05 - $13,796,916)	$165,499,938	$162,027,098

See accompanying notes to financial statements.

BMC FUND, INC.
NOTES TO FINANCIAL STATEMENTS
Year Ended October 31, 2006

1.	SIGNIFICANT ACCOUNTING POLICIES

BMC Fund, Inc. (the “Company”) is a closed-end, diversified investment company registered under the Investment Company Act of 1940, as amended. Prior to becoming a regulated investment company on April 1, 1981, BMC Fund, Inc. operated as a regular corporation. The following is a summary of significant accounting policies followed by the Company in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles for investment companies.

A.
Investment Valuations - The investment securities are stated at market value as determined by closing prices on national securities exchanges. Investment securities include corporate bonds, mutual funds, and common and preferred stocks.

The investments in limited partnerships, other investments and venture capital are stated at estimated fair value as determined by the management of these investments and are approved by the Company’s Valuation Committee after giving consideration to historical and projected financial results, economic conditions, financial condition of investee and other factors and events subject to change. Because of the inherent uncertainty of those valuations, the estimated values may differ significantly from the values that would have been used had a ready market value for the investments existed, and these differences could be material.

The carrying value of the investments in wholly owned subsidiaries is based on independent appraisals and internal assessments of the fair market values of the subsidiaries’ underlying investments. Equity in earnings of the wholly owned subsidiaries in the statement of operations represents the current year earnings of the subsidiaries accounted for using the equity method.

The carrying value of the investment in real estate is based on an independent appraisal of the fair market value of the real estate.

B.
Investment Transactions - Investment transactions are accounted for on the date the order to buy or sell is executed. Realized gains and losses on investments are determined on the basis of specific identification of issues sold or matured. The aggregate dollar amount of purchases and sales of investment securities, other than government securities and short-term debt securities having maturities of one year or less, for the year ended October 31, 2006, was $155,497,355.

C.
Income Taxes - No federal tax provision is required as it is the Company’s policy to comply with the provisions of Subchapter M of the Internal Revenue Code of 1954, as amended, including the distribution to its shareholders of substantially all of its income and any capital gains not offset by capital losses. Also, no state income tax provision has been provided because the states in which the Company has income recognize the tax exempt status of a regulated investment company.

BMC FUND, INC.
NOTES TO FINANCIAL STATEMENTS
Year Ended October 31, 2006

1.	SIGNIFICANT ACCOUNTING POLICIES (Continued)

D.	Dividend Policy - It is the Company’s policy to pay dividends during the year in sufficient amounts to meet the requirements to maintain its status as a regulated investment company.

E.
Cash and Short-Term Investments - For purposes of financial reporting, the Company considers all investments at financial institutions with original maturities of three months or less to be equivalent to cash. Short-term money market investments managed by third party investors are included in investment securities.

F.
Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2.	LINE OF CREDIT

On September 25, 2000 (modified on October 20, 2000 and renewed July 21, 2006), the Company entered into an agreement with a bank for an unsecured line of credit in the amount of $5,000,000 to provide the Company more flexibility in its payment of dividends and management of its investments. The interest rate on any borrowings will be at the LIBOR market index rate plus 125 basis points. No commitment fee is charged on any unused balance. As of October 31, 2006, the Company had no borrowings from this line of credit, which expires on July 31, 2007.

3.	ADVISORY BOARD AND REMUNERATION OF DIRECTORS

The Company does not have an advisory board. The independent directors are paid an annual fee of $3,000 plus $1,000 for each meeting attended in person or $500 cash for each meeting attended by telephone. Each such independent director is paid an additional $1,000 for each day attending a committee meeting in person or $500 by telephone other than on the date of a board meeting. In addition, all directors are reimbursed for their reasonable expenses incurred in attending meetings.

4.	RELATED PARTIES

The Company owns two wholly-owned subsidiaries, P. B. Realty, Inc. and Broyhill Industries, Inc.  During the year, the Company transferred investment land with a cost of $143,647 to P. B. Realty, Inc.  The Company also contributed an additional $175,000 of capital to Broyhill Industries, Inc.

BMC FUND, INC.
NOTES TO FINANCIAL STATEMENTS
Year Ended October 31, 2006

4.	RELATED PARTIES (Continued)

The Company leases office space from Broyhill Investments, Inc. which is controlled by Paul H. Broyhill and M. Hunt Broyhill, both officers of BMC Fund, Inc.  The expense associated with this related party lease amounted to $14,100 for each of the years ended October 31, 2006 and 2005. Broyhill Investments, Inc. also acts as a common paymaster for payroll and other shared services. This service is provided at no cost  to the Company.  All amounts paid by Broyhill Investments, Inc. on behalf of the Company are reimbursed by the Company. The outstanding payable related to these transactions at October 31, 2006 was $72,815.

BMC FUND, INC.
FINANCIAL HIGHLIGHTS
Years Ended October 31, 2006, 2005, 2004, and 2003, Seven Month Period Ended October 31, 2002, and Each of the Six Years in the Period Ended March 31, 2002

The following table presents financial information divided into three parts: per share operating performance, total investment return and ratios and supplemental data for the years ended October 31, 2006, 2005, 2004, and 2003, the seven month period ended October 31, 2002, and each of the six years in the period ended March 31, 2002. The first part, per share operating performance, details the changes on a per share basis of the Company's beginning net asset value to its ending net asset value. The second part, total investment return, is based on the market price of the Company's shares of stock. Part three, ratios and supplemental data, provides additional financial information related to the Company's performance.

					Seven
					Months
					Ended
PER SHARE OPERATING					October 31,
PERFORMANCE	2006	2005	2004	2003	2002	2002	2001	2000	1999	1998	1997

Net asset value, beginning of period	$32.84	$30.94	$29.17	$25.46	$28.95	$29.44	$31.84	$29.01	$30.55	$29.33	$29.40
Net investment income	1.06	0.88	0.82	0.95	0.59	1.13	1.31	2.11	1.04	1.26	1.29
Net gains (losses) on investments	2.43	2.48	2.08	3.76	(3.45)	(0.30)	(2.13)	2.11	(0.16)	1.95	0.54
Total from investment operations	3.49	3.36	2.90	4.71	(2.86)	0.83	(0.82)	4.22	0.88	3.21	1.83
Less distributions:
Dividends from net investment income	2.37	-	0.65	0.45	0.56	0.84	1.58	1.10	1.49	1.14	1.16
Distributions from capital gains	0.41	1.46	0.48	0.55	0.07	0.48	-	0.29	0.93	0.85	0.74
Total distributions	2.78	1.46	1.13	1.00	0.63	1.32	1.58	1.39	2.42	1.99	1.90
Net asset value, end of period	$33.55	$32.84	$30.94	$29.17	$25.46	$28.95	$29.44	$31.84	$29.01	$30.55	$29.33

Per share market value, end of period[1]	$26.00	$26.00	$26.00	$26.00	$26.00	$26.00	$26.00	$26.00	$26.00	$26.00	N/A

TOTAL INVESTMENT RETURN[2]	13.40%	12.95%	11.14%	18.12%	(18.85)%	*3.20%	(3.15)%	16.23%	3.38%	12.33%	7.05%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in thousands)	$165,500	$162,027	$152,623	$143,910	$125,596	$142,811	$145,221	$157,057	$143,092	$150,705	$144,702
Ratio of expenses to average net assets[3]	0.73%	0.60%	0.73%	0.73%	0.71%	*0.62%	0.49%	0.40%	0.32%	0.27%	0.27%
Ratio of net investment income to
average net assets[3]	3.20%	2.77%	2.70%	3.52%	3.78%	*3.91%	4.23%	6.99%	3.50%	4.18%	4.39%
Portfolio turnover rate	48.22%	57.54%	40.10%	52.51%	31.95%	67.18%	33.65%	94.21%	80.17%	26.98%	31.23%

[1]Unaudited - Based on stock trades, which are very limited, during that year.
[2]Unaudited - Computed as follows: income from investment operations divided by per share market value.
[3]Average is computed on a quarterly basis.
*Annualized

BMC FUND, INC.	SCHEDULE I
INVESTMENTS IN SECURITIES OF UNAFFILIATED ISSUERS
October 31, 2006

	Coupon				Percent
	Interest	Maturity	Face	Market	of Net
Debt Issuer	Rate	Date	Amount	Value	Assets

FIXED INCOME:
OAKWOOD HOMES CORP[1]	7.875%	3/1/2004	$1,000,000	$480,000
ENRON CORP[1]	6.750%	7/1/2005	300,000	-
UK TREASURY BDS DTD 02/13/04	4.500%	3/7/2007	1,052,550	1,112,062
GENERAL MOTORS ACCEPTANCE CORP	6.150%	4/5/2007	250,000	249,749
GENERAL MOTORS ACCEPTANCE CORP	6.125%	1/22/2008	250,000	248,773
JPMORGAN CHASE & CO NIKKEI	0.000%	1/30/2008	3,000,000	3,238,035
OWENS CORNING[1]	7.700%	5/1/2008	660,000	359,700
LEHMAN BROTHERS HLDGS INC INTL BASKET	0.000%	9/29/2008	1,000,000	1,145,500
LEHMAN BROTHERS HLDGS INC NIKKEI	0.000%	11/15/2008	3,000,000	3,831,000
LEHMAN BROTHERS HLDGS INC MEDIUM TERM	0.000%	3/15/2011	3,000,000	2,992,500
GENERAL MOTORS CORP	9.400%	7/15/2021	250,000	233,750
POTOMAC TRUST CAPITAL MM S	3.350%	2/4/2025	1,000,000	1,000,000

TOTAL INVESTMENTS IN FIXED INCOME			$14,762,550	14,891,069	9.00%

1 In default

BMC FUND, INC.	SCHEDULE I
INVESTMENTS IN SECURITIES OF UNAFFILIATED ISSUERS (CONTINUED)
October 31, 2006

				Percent
	Shares		Market	of Net
Company Name	Held	Cost	Value	Assets

MUTUAL FUNDS:
BOND MUTUAL FUNDS:
ABERDEEN ASIA-PACIFIC INCO	38,500.00	$500,945	$501,270
VAN KAMPEN SENIOR INCOME TRUST	50,000.00	409,877	425,000
		910,822	926,270	0.56%

SCHEDULE I
INVESTMENTS IN SECURITIES OF UNAFFILIATED ISSUERS (CONTINUED)
October 31, 2006

				Percent
	Shares		Market	of Net
Company Name	Held	Cost	Value	Assets

MUTUAL FUNDS:
U.S. LARGE CAP EQUITIES
Large Cap Blend
SELECTED AMERN SHS INC COM	5,108.99	$150,000	$227,146
SPDR TR UNIT SER 1	5,000.00	548,765	688,950
Total Large Cap Blend		698,765	916,096	0.55%

Large Cap Growth
ISHARES TR DJ US HEALTHCR	7,300.00	427,134	481,727
NASDAQ 100 TR UNIT SER 1	6,500.00	246,802	276,770
Total Large Cap Growth		673,936	758,497	0.46%

Large Cap Value
DODGE & COX STK FD COM	4,146.57	489,147	643,506
EATON VANCE TAX ADVT COM	13,100.00	292,238	343,482
GABELLI DIVIDEND & INCOME TRUST	12,000.00	229,293	239,760
GMO TR VALUE III	33,419.15	254,197	353,909
Total Large Cap Value		1,264,875	1,580,657	0.96%

TOTAL U.S. LARGE CAP EQUITIES		2,637,576	3,255,250	1.97%

U.S. SMALL/MID CAP EQUITIES
Mid Cap Blend
CENTRAL SECURITIES CORP	5,000.00	125,679	134,500
VANGUARD STRATEGIC EQUITY FUND	16,920.62	306,714	409,310
Total Mid Cap Blend		432,393	543,810	0.33%

Mid Cap Growth
BRANDYWINE FD INC COM	10,053.62	225,000	339,109
VANGUARD CAPITAL OPPORTUNITY FD	4,472.38	100,058	167,580
Total Mid Cap Growth		325,058	506,689	0.31%

Mid Cap Value
HANCOCK J PATRIOT SLCT COM	10,000.00	152,050	131,600
VANGUARD SELECTED VALUE FD	30,467.10	522,314	651,387
Total Mid Cap Value		674,364	782,987	0.47%

Small Cap Value
CORNERCAP CONTRARIAN	9,354.54	100,000	105,893
VANGUARD SMALL CAP VALUE	10,224.95	100,000	171,370
Total Small Cap Value		200,000	277,263	0.17%

TOTAL U.S. SMALL/MID CAP EQUITIES		1,631,815	2,110,749	1.28%

SCHEDULE I
INVESTMENTS IN SECURITIES OF UNAFFILIATED ISSUERS (CONTINUED)
October 31, 2006

				Percent
	Shares		Market	of Net
Company Name	Held	Cost	Value	Assets

MUTUAL FUNDS:
INTERNATIONAL EQUITIES
Foreign Large Blend
ISHARES TR MSCI EAFE IDX	12,600.00	$520,186	$885,654
VANGUARD WORLD FD INTL GR	10,944.15	553,811	868,637
Total Foreign Large Blend		1,073,997	1,754,291	1.06%

Foreign Large Value
GMO TR FOREIGN II	63,902.32	661,348	1,164,300
GMO TR INTL INT VL II	19,384.40	362,936	680,393
ISHARES INC MSCI CDA INDEX	25,500.00	466,086	641,070
Total Foreign Large Value		1,490,370	2,485,763	1.50%

Foreign Small/Mid Value
TWEEDY BROWNE FD INC GLOBA	19,958.23	453,541	595,753	0.36%

Diversified Emerging Markets
BLDRS INDEX FDS TR EMER MK	16,000.00	271,595	550,080
ISHARES TR MSCI EMERG MKT	9,000.00	393,810	932,400
Total Diversified Emerging Markets		665,405	1,482,480	0.90%

Diversified Asia Pacific
BLDRS INDEX FDS TR ASIA 50	16,500.00	372,525	507,870
MORGAN S D WITTR ASIA COM	56,000.00	582,115	976,080
Total Diversified Asia Pacific		954,640	1,483,950	0.90%

European Stock
ISHARES INC MSCI UTD KINGD	13,700.00	248,982	313,730
NEW IRELAND FUND INC	16,379.00	188,388	502,344
SPAIN FD COM	25,200.00	214,302	350,532
SWISS HELVETIA FD INC COM	25,479.00	292,159	483,082
Total European Stock		943,831	1,649,688	1.00%

Japan Stock
ISHARES INC MSCI JAPAN	47,000.00	467,930	649,070
VANGUARD PACIFIC STOCK	8,303.96	520,000	659,584
VANGUARD PACIFIC VIPERS	10,100.00	506,327	651,147
Total Japan Stock		1,494,257	1,959,801	1.18%

SCHEDULE I
INVESTMENTS IN SECURITIES OF UNAFFILIATED ISSUERS (CONTINUED)
October 31, 2006

				Percent
	Shares		Market	of Net
Company Name	Held	Cost	Value	Assets

MUTUAL FUNDS:
Asia Ex-Japan Stock
ISHARES INC MSCI AUSTRALIA	41,500.00	$663,914	$955,230
ISHARES INC MSCI SINGAPORE	151,500.00	1,063,650	1,534,695
MATTHEWS INTL FDS ASIAN GR	75,615.05	1,125,000	1,447,272
TAIWAN FD INC COM	26,200.00	282,381	424,702
Total Asia Ex-Japan Stock		3,134,945	4,361,899	2.64%

Latin America Stock
ISHARES INC MSCI MEXICO	4,000.00	157,040	185,880	0.11%

TOTAL INTERNATIONAL EQUITIES		10,368,026	15,959,505	9.64%

SPECIALTY FUNDS
Natural Resources
ENERPLUS RES FD UNIT TR G	5,000.00	262,641	271,500
OIL SVC HOLDERS TR	2,000.00	264,720	268,000
PENGROWTH ENERGY TRUST	15,000.00	293,554	294,000
POWERSHARES ETF TRUST WATER	21,000.00	370,187	369,810
PROVIDENT ENERGY TRUST	10,000.00	125,810	119,500
		1,316,912	1,322,810	0.80%
Precious Metals
ISHARES COMEX GOLD TR	17,500.00	975,985	1,052,275
MARKET VECTORS ETF TR GOLD	25,000.00	863,350	949,000
		1,839,335	2,001,275	1.21%

Moderate Allocation
FPA FUNDS TR FPA CRESCENT	10,957.16	194,065	294,748
LEUTHOLD FDS INC ASSET ALL	0.86	15	15
Total Moderate Allocation		194,080	294,763	0.18%

TOTAL SPECIALTY FUNDS		3,350,327	3,618,848	2.19%

TOTAL STOCK MUTUAL FUNDS		17,987,744	24,944,352	15.07%

TOTAL INVESTMENTS IN MUTUAL FUNDS		$18,898,566	25,870,622	15.63%

BMC FUND, INC.	SCHEDULE I
INVESTMENTS IN SECURITIES OF UNAFFILIATED ISSUERS (CONTINUED)
October 31, 2006

		Market	Percent of
Company Name	Cost	Value	Net Assets

OTHER INVESTMENTS:

LIMITED PARTNERSHIPS:
INSTITUTIONAL BENCHMARKS SERIES LLC:
-CONVERTIBLE ARBITRAGE SERIES	$1,475,886	$1,788,176
-EVENT DRIVEN SERIES	2,298,592	3,165,445
-MERGER ARBITRAGE SERIES	1,600,000	1,966,782
JMG CAPITAL PARTNERS LP	609,767	1,655,145
LMC COMPASS FUND, LP	1,500,000	1,760,806
MARINER PARTNERS, LP	750,000	1,516,327
STARK INVESTMENTS LP	1,000,000	2,602,649
STARK STRUCTURED FINANCE ONSHORE FUND, LP	1,000,000	1,096,806
WALNUT INVESTMENT PARTNERS LP	235,567	208,965
TOTAL LIMITED PARTNERSHIPS	10,469,812	15,761,101	9.52%

TOTAL OTHER INVESTMENTS	$10,469,812	15,761,101	9.52%

BMC FUND, INC.	SCHEDULE I
INVESTMENTS IN SECURITIES OF UNAFFILIATED ISSUERS (CONTINUED)
October 31, 2006

					Percent
Sectors and	Shares			Market	of Net
Industries	Held	Company Name	Cost	Value	Assets

COMMON STOCKS:
CONSUMER DISCRETIONARY
Consumer Durables & Apparel	3,000.00	CHEROKEE INC DEL NEW COM	$108,164	$120,030
	2,000.00	GARMIN LTD ORD	98,642	106,820
	170,600.00	HEAD N V NY REGISTRY SH	387,678	549,332
	10,000.00	TEMPUR PEDIC INTL INC COM	120,544	197,400
	2,500.00	UNDER ARMOUR, INC	106,262	115,876
	5,000.00	YANKEE CANDLE INC COM	128,192	169,250
			949,482	1,258,708	0.76%

Consumer Services	48,000.00	APPLEBEES INTL INC COM	1,053,979	1,095,360
	28,000.00	CARNIVAL CORP COM	1,116,019	1,366,960
	21,300.00	MCDONALDS CORP COM	439,383	892,896
	45,000.00	SERVICEMASTER CO COM	525,278	509,850
			3,134,659	3,865,066	2.34%

Media	30,000.00	DISNEY WALT CO COM	701,268	943,800
	55,000.00	NEWS CORP CL B	958,567	1,195,700
			1,659,835	2,139,500	1.29%

Retailing	5,000.00	AARON RENTS INC COM	102,044	124,400
	2,000.00	ABERCROMBIE & FITCH CO CL	139,055	145,894
	1,053.00	BUILD A BEAR WORKSHOP COM	21,372	30,726
	6,200.00	CHICOS FAS INC COM	139,507	145,679
	30,000.00	HOME DEPOT INC COM	1,027,660	1,119,900
	1,000.00	TARGET CORP COM	59,800	59,180
			1,489,438	1,625,779	0.98%

Automobiles & Components	10,000.00	GENERAL MTRS CORP COM	322,723	349,200
	3,750.00	TOYOTA MTR CP ADS	393,953	439,500
			716,676	788,700	0.48%

TOTAL CONSUMER DISCRETIONARY			7,950,090	9,677,753	5.85%

CONSUMER STAPLES
Food & Staples Retailing	50,000.00	KROGER CO COM	812,240	1,124,500
	40,000.00	SAFEWAY INC COM NEW	748,312	1,174,400
	7,280.00	SUPERVALU INC COM	212,794	243,152
	4,000.00	SYSCO CORP COM	120,123	136,720
	7,500.00	WAL MART STORES INC COM	334,349	369,600
			2,227,818	3,048,372	1.84%

Food, Beverage & Tobacco	10,000.00	ANHEUSER BUSCH COS INC COM	444,333	474,200
	10,000.00	CADBURY SCHWEPPES PLC ADR	320,147	405,900
	3,000.00	CAMPBELL SOUP CO COM	102,735	112,140

BMC FUND, INC.	SCHEDULE I
INVESTMENTS IN SECURITIES OF UNAFFILIATED ISSUERS (CONTINUED)
October 31, 2006

					Percent
Sectors and	Shares			Market	of Net
Industries	Held	Company Name	Cost	Value	Assets

	22,000.00	COCA COLA CO COM	$910,468	$1,027,840
	20,000.00	CONAGRA FOODS INC COM	451,670	523,000
	33,421.00	DEL MONTE FOODS CO COM	293,012	360,612
	10,000.00	DIAGEO P L C SPON ADR NEW	584,721	744,700
	12,500.00	GENERAL MLS INC COM	615,776	710,250
	10,000.00	GROUP DANONE ADS	302,506	313,900
	11,900.00	HEINZ H J CO COM	399,291	501,704
	15,000.00	KRAFT FOODS INC CL A	468,420	516,000
	12,300.00	NESTLE S A SPONSORED ADR	201,834	1,050,666
	4,000.00	PEPSICO INC COM	219,974	253,760
	3,000.00	UST INC	161,481	159,836
			5,476,368	7,154,508	4.32%

Household & Personal Products	49,000.00	AVON PRODS INC COM	1,326,739	1,490,090
	2,000.00	PROCTER & GAMBLE CO COM	101,045	112,186
			1,427,784	1,602,276	0.97%

TOTAL CONSUMER STAPLES			9,131,970	11,805,156	7.13%

ENERGY
Energy	6,200.00	CHEVRON CORP	223,257	416,640
	21,292.00	CONOCOPHILLIPS COM	600,414	1,282,630
	3,500.00	DEVON ENERGY CORP NEW COM	224,322	233,940
	5,000.00	DOUBLE HULL TANKERS COM	75,018	70,450
	2,500.00	ENCANA CORP COM	112,647	118,725
	25,340.00	ENTERPRISE PRODS PARTN COM	470,956	696,343
	7,104.00	EXXON MOBIL CORP COM	306,299	504,962
	500.00	FRONTIER OIL CORP COM	17,363	14,700
	3,000.00	GENERAL MARITIME CORP SHS	110,544	109,620
	2,000.00	HALLIBURTON CO COM	65,450	64,700
	3,000.00	KNIGHTSBRIDGE TANKERS ORD	77,340	80,511
	100.00	MARATHON OIL CORP COM	6,931	8,640
	3,000.00	NORDIC AMERICAN TANKER COM	115,277	103,650
	2,000.00	POGO PRODUCING CO COM	97,721	89,500
	5,000.00	PRECISION DRILLING TR TR U	88,815	143,300
	5,000.00	PRIDE INTL INC DEL COM	151,313	138,050
	3,500.00	ROYAL DUTCH SHELL ADR A	187,274	243,670
	8,792.00	ROYAL DUTCH SHELL ADR B	431,360	633,024
	4,750.00	SUNCOR ENERGY INC COM	378,438	364,088
	4,500.00	TENARIS S A SPONSORED ADR	152,237	171,755
	14,500.00	TEPPCO PARTNERS L P UT LTD	455,590	571,590
	2,000.00	TIDEWATER INC COM	103,492	99,460
	2,088.00	WEATHERFORD INTL LTD COM	95,652	85,075
TOTAL ENERGY			4,547,710	6,245,023	3.77%

BMC FUND, INC.	SCHEDULE I
INVESTMENTS IN SECURITIES OF UNAFFILIATED ISSUERS (CONTINUED)
October 31, 2006

					Percent
Sectors and	Shares			Market	of Net
Industries	Held	Company Name	Cost	Value	Assets

FINANCIALS
Banks	3,500.00	ASSOCIATED BANC CORP COM	$108,557	$113,190
	16,000.00	BANK OF AMERICA CORP COM	778,939	839,889
	9,550.00	COMERICA INC COM	474,885	555,715
	50,000.00	HUDSON CITY BANCORP COM	668,276	686,500
	11,700.00	INDYMAC BANCORP INC COM	472,024	524,635
	6,500.00	NORFOLK SOUTHERN CORP COM	344,657	341,705
	13,700.00	US BANCORP DEL COM NEW	229,609	463,608
	24,300.00	WASHINGTON MUT INC COM	863,254	1,027,890
	1,000.00	WELLS FARGO & CO DEL COM	29,330	36,290
			3,969,531	4,589,422	2.77%

Diversified Financials	21,300.00	ALLIANCEBERNSTEIN HLDG UNI	862,093	1,655,010
	13,500.00	ALLIED CAP CORP COM	397,852	418,180
	1,500.00	BEAR STEARNS COS INC COM	200,642	227,025
	4,500.00	BROOKFIELD ASSET MANAGEMEN	130,131	200,430
	2,100.00	CHICAGO MERCANTIL HLDG CL	957,354	1,033,700
	8,133.00	CITIGROUP INC COM	295,171	407,951
	8,564.00	HSBC HLDGS PLC SPON ADR NE	618,789	816,855
	8,500.00	INTERNATIONAL SECS EXC CL	337,999	418,111
	10,000.00	J P MORGAN CHASE & CO COM	353,770	474,400
	3,000.00	LLOYDS TSB GROUP PLC SPONS	116,385	128,580
	2,050.00	MOODYS CORP COM	131,622	132,509
	7,500.00	MORGAN STANLEY COM NEW	393,135	573,225
	2,500.00	MORNINGSTAR INC COM	103,688	99,550
	3,000.00	NYSE GROUP INC	212,685	218,616
			5,111,316	6,804,142	4.11%

Insurance	5,000.00	AMERICAN FINL GROUP OH COM	231,134	239,300
	2,000.00	AMERICAN INTL GROUP COM	130,815	117,934
	30,000.00	AXA SPONSORED ADR	561,132	1,143,600
	24,000.00	MANULIFE FINL CORP COM	697,494	766,320
	19,000.00	MARSH & MCLENNAN COS COM	517,711	559,360
	2,000.00	PRUDENTIAL FINL INC COM	154,970	153,860
			2,293,256	2,980,374	1.80%

Real Estate	5,000.00	CAPITALSOURCE INC COM	112,721	125,450
	6,000.00	NEW CENTURY FINANCIAL COM	256,199	233,755
	4,600.00	NOVASTAR FINL INC COM	151,219	146,302
			520,139	505,507	0.31%

TOTAL FINANCIALS			11,894,242	14,879,445	8.99%

BMC FUND, INC.	SCHEDULE I
INVESTMENTS IN SECURITIES OF UNAFFILIATED ISSUERS (CONTINUED)
October 31, 2006

					Percent
Sectors and	Shares			Market	of Net
Industries	Held	Company Name	Cost	Value	Assets

HEALTH CARE
Health Care Equipment & Services	8,000.00	AMEDISYS INC COM	$314,266	$321,310
	5,000.00	BARD C R INC COM	206,257	409,800
	2,000.00	CERNER CORP COM	89,313	94,420
	10,000.00	CIGNA CORP COM	511,444	1,169,800
	2,000.00	COVENTRY HEALTH CARE COM	112,852	93,900
	10,000.00	DENTSPLY INTL INC NEW COM	278,911	312,800
	12,000.00	ERESEARCHTECHNOLOGY COM	161,375	98,640
	13,400.00	LABORATORY AMER HLDGS COM	696,460	914,666
	7,500.00	OMNICARE INC COM	266,066	284,100
	1,000.00	ORTHOFIX INTL N V COM	46,511	44,540
	5,000.00	PEDIATRIX MED GROUP COM	233,737	224,650
	100.00	POSSIS MEDICAL INC COM	2,841	1,092
	7,000.00	QUEST DIAGNOSTICS INC COM	319,284	343,980
	1,550.00	UNITEDHEALTH GROUP INC COM	78,531	75,609
			3,317,848	4,389,307	2.66%

Pharmaceuticals & Biotechnology	3,000.00	AMGEN INC COM	240,041	227,730
	40,000.00	BRISTOL MYERS SQUIBB COM	965,578	990,000
	10,000.00	ELAN PLC ADR	144,989	144,800
	7,500.00	FOREST LABS INC COM	267,990	367,050
	8,000.00	GILEAD SCIENCES INC COM	478,706	539,787
	7,500.00	GLAXOSMITHKLINE PLC SPONSO	387,802	399,375
	7,500.00	JOHNSON & JOHNSON COM	457,936	505,500
	250.00	KOS PHARMACEUTICALS COM	11,863	12,437
	5,000.00	LILLY ELI & CO COM	292,320	280,050
	500.00	MATRIXX INITIATIVES COM	12,375	10,955
	30,000.00	MERCK & CO INC COM	827,577	1,362,600
	10,000.00	NOVARTIS A G SPONSORED ADR	504,076	607,300
	3,000.00	PDL BIOPHARMA INC COM	69,448	63,390
	5,100.00	PFIZER INC COM	175,740	128,165
	40,000.00	SCHERING PLOUGH CORP COM	793,811	885,600
	9,000.00	SCIELE PHARMA INC COM	183,798	193,690
	12,500.00	WYETH COM	555,515	637,875
			6,369,565	7,356,304	4.44%

TOTAL HEALTH CARE			9,687,413	11,745,611	7.10%

INDUSTRIALS
Capital Goods	1,500.00	DEERE & CO COM	122,408	127,695
	7,500.00	DRS TECHNOLOGIES INC COM	215,334	331,650
	55,000.00	FEDERAL SIGNAL CORP COM	875,702	839,300
	7,000.00	GENERAL DYNAMICS CORP COM	335,505	497,700
	23,000.00	GENERAL ELEC CO COM	673,252	807,530
	2,500.00	KUBOTA CORP ADR	110,637	109,150
	9,000.00	L-3 COMMUNICATNS HLDGS COM	621,870	713,550
	2,500.00	LOCKHEED MARTIN CORP COM	214,912	217,325

BMC FUND, INC.	SCHEDULE I
INVESTMENTS IN SECURITIES OF UNAFFILIATED ISSUERS (CONTINUED)
October 31, 2006

					Percent
Sectors and	Shares			Market	of Net
Industries	Held	Company Name	Cost	Value	Assets

	29,387.00	OWENS CORNING	$881,610	$824,305
	40,000.00	TYCO INTL LTD NEW COM	724,965	1,177,200
			4,776,195	5,645,405	3.41%

Commercial Services & Supplies	125.00	PHH CORP COM NEW	2,593	3,450
	5,000.00	PORTFOLIO RECOVERY ASSOC C	208,309	233,100
	4,000.00	STERICYCLE INC COM	255,919	281,340
			466,821	517,890	0.31%

Transportation	7,500.00	CONTINENTAL AIRLINES	237,850	276,600	0.17%

TOTAL INDUSTRIALS			5,480,866	6,439,895	3.89%

INFORMATION TECHNOLOGY
Software & Services	200.00	CACI INTL INC CL A	9,943	11,508
	2,000.00	COGNIZANT TECHNOLOGY SOLUT	150,825	146,060
	5,000.00	EBAY INC COM	142,545	160,650
	60,000.00	MICROSOFT CORP COM	1,558,470	1,706,975
	18,500.00	ORACLE CORP COM	249,288	341,695
	6,000.00	SATYAM COMP SRVCS LTD ADR	110,690	130,101
			2,221,761	2,496,989	1.51%

Technology Hardware &	6,750.00	CANON INC ADR	282,626	360,382
Equipment	4,000.00	CISCO SYS INC COM	83,305	87,520
	15,000.00	FOUNDRY NETWORKS INC COM	169,556	189,900
	15,000.00	HEWLETT PACKARD CO COM	365,950	581,100
	10,000.00	INTERNATIONAL BUS MACH COM	728,412	923,300
	4,000.00	SEAGATE TECHNOLOGY SHS	102,984	89,720
			1,732,833	2,231,922	1.35%

Semiconductors & Semiconductor	7,500.00	MICRON TECHNOLOGY INC COM	89,113	108,375
Equipment	3,000.00	NVIDIA CORP COM	99,045	102,079
			188,158	210,454	0.13%

TOTAL INFORMATION TECHNOLOGY			4,142,752	4,939,365	2.99%

MATERIALS
Materials	10,000.00	ALLIANCE RES PARTNR LP UT	121,950	356,100
	1,000.00	ANGLO AMERN PLC ADR	11,802	22,680
	3,000.00	ARACRUZ CELULOSE S A SPON	149,271	165,060
	5,000.00	ARCHER DANIELS MIDLAND COM	199,075	192,250
	3,000.00	BHP BILLITON LTD SPONSORED	129,413	126,960
	500.00	BRASKEM S A SP ADR PFD A	5,782	7,095
	2,500.00	NEWMARKET CORP COM	139,609	148,250
	3,000.00	NUCOR CORP COM	160,285	175,230
	7,000.00	SOUTHERN COPPER CORP	299,604	336,910
TOTAL MATERIALS			1,216,791	1,530,535	0.92%

BMC FUND, INC.	SCHEDULE I
INVESTMENTS IN SECURITIES OF UNAFFILIATED ISSUERS (CONTINUED)
October 31, 2006

					Percent
Sectors and	Shares			Market	of Net
Industries	Held	Company Name	Cost	Value	Assets

TELECOMMUNICATION SERVICES
Telecommunication Services	8,000.00	AMERICA MOVIL SA DE CV SPO	$275,710	$316,585
	10,000.00	AT&T CORP COM	335,778	342,500
	5,000.00	CHUNGHWA TELECOM CO SPONSO	85,704	91,450
	2,000.00	CT COMMUNICATIONS INC COM	50,150	46,620
	3,000.00	MOBILE TELESYS OJSC SPONSO	91,248	132,240
	1,500.00	SK TELECOM LTD SPONSORED A	28,945	36,120
	9,500.00	TELECOMUNCA DE SAO PAU SPO	181,232	223,725
	10,000.00	VERIZON COMMUNICATIONS COM	308,232	370,000
TOTAL TELECOMMUNICATION SERVICES			1,356,999	1,559,240	0.94%

UTILITIES
Utilities	8,000.00	AMERIGAS PARTNERS L P UNIT	247,093	255,600
	10,000.00	COMPANHIA DE SANEAMENTO SP	201,178	302,300
	5,000.00	DOMINION RES INC VA COM	284,006	404,950
	10,000.00	ENDESA NACIONAL ELEC SPONS	341,531	438,500
	22,500.00	EXELON CORP COM	738,199	1,394,550
	16,000.00	ONEOK INC NEW COM	315,437	666,080
	7,500.00	QUESTAR CORP COM	234,832	611,100
	65,000.00	TECO ENERGY INC COM	931,803	1,071,850
TOTAL UTILITIES			3,294,079	5,144,930	3.11%

TOTAL INVESTMENTS IN COMMON STOCKS			$58,702,912	73,966,953	44.69%

BMC FUND, INC.	SCHEDULE I
INVESTMENTS IN SECURITIES OF UNAFFILIATED ISSUERS (CONTINUED)
October 31, 2006

				Percent
	Shares		Market	of Net
Company Name	Held	Cost	Value	Assets

PREFERRED STOCKS:
BLUE WATER TR I	10	$1,001,109	$1,000,000
LEARNINGSTATION.COM	1,224,661	500,000	300,000

TOTAL INVESTMENTS IN PREFERRED STOCKS		$1,501,109	1,300,000	0.79%

BMC FUND, INC.	SCHEDULE I
INVESTMENTS IN SECURITIES OF UNAFFILIATED ISSUERS (CONTINUED)
October 31, 2006

			Market	Percent of
Industries	Company Name	Cost	Value	Net Assets

Short-term Investments	Evergreen Money Market Fund	$13,719,948	$13,719,948

Total Short-term Investments		$13,719,948	13,719,948	8.29%

TOTAL INVESTMENTS - MARKET VALUE			$145,509,693	87.92%

Aggregate gross unrealized appreciation of security values			$29,336,338
Aggregate gross unrealized depreciation of security values			(1,806,850)
Net appreciation of security values			27,529,488
Tax cost of securities			117,980,205

Total market value of securities			$145,509,693

BMC FUND, INC.	SCHEDULE II
INVESTMENTS IN AFFILIATES
October 31, 2006

	Number of	Amount of Equity
	Shares Held At	In Net Profit	Amount of	Value at
	October 31,	And Loss for the	Dividends	October 31,
Issuer	2006	Year	(1)	2006

Broyhill Industries, Inc. - wholly owned
subsidiary	1,000	$(13,051)	$-	$625,969

P. B. Realty, Inc. - wholly owned
subsidiary	1,000	2,349,469	-	15,792,894

TOTAL		$2,336,418	$-	$16,418,863

(1)
All of the dividends received by BMC Fund, Inc. from its wholly owned subsidiaries have been credited to the investment account since BMC Fund, Inc. is accounting for its investment in the subsidiary companies on the equity method.

Item. 2. Code of Ethics.

On July 26, 2003, the Board of Directors of the Registrant adopted a Code of Ethics for the principal executive officer and principal financial and accounting officer.

(c)-(e) N/A

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

The Board of Directors of the Registrant has determined that Brent B. Kincaid, a member of its Audit Committee, is an audit committee financial expert. Mr. Kincaid is an independent director of the Registrant.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees: $24,802.21 for the fiscal year ended October 31, 2005; $29,000 for the fiscal year ended October 31, 2006.

(b) Audit-Related Fees: $0 for the fiscal year ended October 31, 2005 and $1,817.00 for the fiscal year ended October 31, 2006.

(c) Tax Fees: $2,200.00 for the fiscal year ended October 31, 2005; $1,025.00 for the fiscal year ended October 31, 2006. These fees were incurred for review of the tax returns.

(d) All Other Fees: $0 for the fiscal year ended October 31, 2005; $2,370.00 for the fiscal year ended October 31, 2006. The fee was incurred for report production and printing.

(e)(1) A copy of the Audit Committee's pre-approval policies and procedures is attached as an exhibit.

(e)(2) One hundred percent of the services described in Items 4(b) through 4(d) were approved in accordance with the Audit Committee Pre-Approval Policy. As a result, none of such services was approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the Registrant's financial statements for the fiscal year ended October 31, 2006 was attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g) N/A

(h) N/A

Item 5. Audit Committee of Listed Registrants.

N/A

Item 6. Schedule of Investments.

Included as a part of the report to shareholders filed under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Board of Directors of the Registrant adopted Proxy Voting Policies and Procedures on July 26, 2003 and amended them October 30, 2003, April 5, 2004 and May 26, 2005. A copy as amended is attached as an exhibit.

Item 8. Portfolio Managers of Closed-End Investment Companies.

(a)(1) As of the date of filing of this report, Paul H. Broyhill, President, Michael G. Landry, Vice President and Chief Investment Officer, M. Hunt Broyhill, Vice President, Christopher R. Pavese, CFA, Managing Director, and Dan J. Wakin, Managing Director - Alternative Investments, are primarily responsible for the day-to-day management of the Registrant’s portfolio. Mr. Paul Broyhill has served in such capacity since the inception of the Registrant in 1982. Messrs. Landry and Hunt Broyhill have served in such capacity since 2001. Messrs. Landry and Hunt Broyhill have been engaged in asset management for various institutions and high net worth individuals for more than five years. Prior to joining the Registrant on March 1, 2005, Mr. Pavese was a Vice President and Portfolio Manager at JP Morgan Private Bank from January 1999 until February 2005. At JP Morgan, Mr. Pavese was engaged in asset management, portfolio strategy, and asset allocation for high net worth individuals, personal trusts, endowments and foundations. Mr. Wakin has served as a portfolio manager since February 2006. He has been employed by the Registrant since 1995, researching and advising management about hedge funds and other alternative investments.

(a)(2) The following tables provide information regarding registered investment companies other than the Registrant, other pooled investment vehicles, and other accounts over which the Registrant’s portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and the total assets in the accounts with respect to which the fees are based on performance. The information is provided as of the Registrant’s fiscal year ended October 31, 2006.

Paul H. Broyhill
	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	None	None	4
Number of Accounts Managed with Performance-Based Advisory Fees	None	None	None
Assets Managed	$0	$0	$53,300,055
Assets Managed with Performance-Based Advisory Fees	$0	$0	$0

Michael G. Landry
	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	None	None	1
Number of Accounts Managed with Performance-Based Advisory Fees	None	None	1
Assets Managed	$0	$0	$10,438,000
Assets Managed with Performance-Based Advisory Fees	$0	$0	$10,438,000

M. Hunt Broyhill
	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	None	1	33
Number of Accounts Managed with Performance-Based Advisory Fees	None	2	None
Assets Managed	$0	$32,688,957	$55,807,509
Assets Managed with Performance-Based Advisory Fees	$0	$4,396,623	$0

Christopher R. Pavese
	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	None	None	None
Number of Accounts Managed with Performance-Based Advisory Fees	None	None	None
Assets Managed	$0	$0	$0
Assets Managed with Performance-Based Advisory Fees	$0	$0	$0

Dan J. Wakin
	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	None	1	31
Number of Accounts Managed with Performance-Based Advisory Fees	None	2	None
Assets Managed	$0	$32,688,957	$11,066,737
Assets Managed with Performance-Based Advisory Fees	$0	$4,396,623	$0

Material Conflicts of Interest
The Fund recognizes that actual or potential conflicts of interest are inherent in our business. These actual or potential conflicts may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account. Certain investments may be appropriate for the Fund and also for other clients advised by the portfolio manager. Investment decisions for the Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Therein lies the possibility that a particular security could be bought or sold for the Fund and also for other clients, along with the possibility that a particular security could be bought or sold for the Fund while the opposite transaction could be occurring for other clients due to their investment strategy.

To the extent that a portfolio manager has responsibilities for managing accounts in addition to the Fund, the portfolio manager will need to divide his time and attention among relevant accounts.

The Fund also recognizes that in some cases, an actual or potential conflict may arise where a portfolio manager may have an incentive, such as a performance-based fee.

The Fund is in the process of developing written policies and procedures designed to address conflicts of interest its portfolio managers may face.

(a)(3)

Compensation Structure of Portfolio Managers
The compensation structure for each portfolio manager is based upon a fixed salary as well as a discretionary bonus determined by the senior management of the Fund. Salaries are determined by the senior management and are based upon an individual’s position and overall value to the Fund. Bonuses are also determined by management and are based upon an individual’s overall contribution to the success of the Fund and the profitability of the Fund. Salaries and bonuses for portfolio managers are not based upon criteria such as performance of the Fund or the value of assets of the Fund. Portfolio managers also have the opportunity to participate in other employee benefits available to all of the employees of the Fund.

(a)(4) The dollar range of the Registrant’s equity securities owned beneficially by the Registrant’s portfolio managers as of the Registrant’s fiscal year ended October 31, 2006 is set forth below:

Name of Portfolio Manager	Dollar ($) Range of Registrant’s Shares Beneficially Owned
Paul H. Broyhill	Over $1,000,000
Michael G. Landry	$1-$10,000
M. Hunt Broyhill	Over $1,000,000
Christopher R. Pavese	None
Dan J. Wakin	None

(b) N/A

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None

Item 10. Submission of Matters to a Vote of Security Holders.

N/A

Item 11. Controls and Procedures.

Within the 90 days prior to the date of this report, the Registrant's management carried out an evaluation, under the supervision and with the participation of Registrant's Chief Executive Officer and Chief Financial Officer, of the effectiveness of the Registrant's disclosure controls and procedures pursuant to Rule 30a-3(b) of the Investment Company Act of 1940. Based upon the evaluation, the Chief Executive Officer and Chief Financial Officer concluded as of a date within 90 days of the filing of this report that the Registrant's disclosure controls and procedures are effective in timely alerting them to material information relating to the Registrant required to be included in the Registrant's periodic SEC filings.

There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by the report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The Registrant's Code of Ethics is attached as Exhibit 12(a)(1).

(a)(2) Certifications.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BMC Fund, Inc.

By

/s/ Boyd C. Wilson, Jr.
Boyd C. Wilson, Jr.
Vice President and
Chief Financial Officer

Date: December 22, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By

/s/ Paul H. Broyhill
Paul H. Broyhill
President and Chief Executive Officer

Date: December 22, 2006

By

/s/ Boyd C. Wilson, Jr.
Boyd C. Wilson, Jr.
Vice President and
Chief Financial Officer

Date: December 22, 2006